GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR, Class R, Service,

Administration, Separate Account Institutional and Class R6 Shares, as applicable, of the

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Dynamic Emerging Markets Debt Fund

Goldman Sachs Dynamic Municipal Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Enhanced Income Fund

Goldman Sachs Fixed Income Macro Strategies Fund

Goldman Sachs Global Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs High Yield Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Long Short Credit Strategies Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs U.S. Mortgages Fund

(the “Funds”)

Supplement dated May 17, 2016 to the

Statement of Additional Information dated July 29, 2015, as supplemented (the “SAI”)

Effective June 16, 2016, the section of the Funds’ SAI entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” is hereby replaced in its entirety by the following:

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

All Funds

(1)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

All Funds Except Fixed Income Macro Strategies Fund

(2)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets;

All Funds Except Strategic Income, Dynamic Emerging Markets Debt, Long Short Credit Strategies and Fixed Income Macro Strategies Funds

(3)	Make short sales of securities, except short sales against-the-box.

This Supplement should be retained with your SAI for future reference.

FISAIPOLSTK 05-16